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                        GT GLOBAL VARIABLE INVESTMENT FUNDS
                    SUPPLEMENT TO PROSPECTUS DATED JUNE 1, 1998
                     SUPPLANTING SUPPLEMENT DATED JUNE 5, 1998

THE FOLLOWING REVISES AND SUPERSEDES, AS APPLICABLE, THE DISCUSSION UNDER "MANAGEMENT" WITH RESPECT TO GT GLOBAL VARIABLE NEW PACIFIC FUND ("NEW PACIFIC FUND"), GT GLOBAL VARIABLE LATIN AMERICA FUND ("LATIN AMERICA FUND") AND GT GLOBAL VARIABLE EMERGING MARKETS FUND ("EMERGING MARKETS FUND"):

Effective May 29, 1998, Anna Tong and Sammy Lau were named the Portfolio Managers for the New Pacific Fund. Ms. Tong has been a Portfolio Manager for INVESCO (NY), Inc. (the "Sub-adviser") since June 1998 and a Managing Director and Chief Investment Officer for INVESCO Asia Ltd. (Hong Kong) ("INVESCO Asia") since April 1997. Ms. Tong has also served as Managing Director for INVESCO International (FE) Ltd. (Hong Kong) and as a Director of INVESCO Investment Management (HK) Ltd. (Hong Kong) since March 1985. Mr. Lau has been a Portfolio Manager for the Sub-adviser since June 1998 and a Director of INVESCO Asia since January 1996. Prior thereto, Mr. Lau served as an Associate Director of INVESCO Asia from December 1994 to January 1996, an Associate at J.P. Morgan (Hong Kong) from November 1993 to November 1994, and an Investment Manager for Baring International Asset Admin Ltd. (Hong Kong) from June 1990 to October 1993.

Effective June 1, 1998, Francesco Bertoni was named a Portfolio Manager for the Latin America Fund and the Emerging Markets Fund. Mr. Bertoni has been a Portfolio Manager for the Sub-adviser since June 1998 and the Investment Director of INVESCO Asset Management Ltd. (London) ("INVESCO London") since 1994. Mr. Bertoni joined INVESCO London as a Portfolio Manager in the European equity team in 1990. He moved on to the international equity team in 1993 and became responsible for Global Emerging Markets products in 1995. David Manuel remains the other Portfolio Manager for the Latin America Fund, and Christine Rowley remains the other Portfolio Manager for the Emerging Markets Fund.

INVESCO Asia, INVESCO International (FE) Ltd., INVESCO Investment Management
(HK) Ltd. and INVESCO London are affiliates of the Sub-adviser.

                                                                   June 16, 1998